SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 14, 2014

AARON’S, INC.

(Exact name of Registrant as Specified in its Charter)

Georgia	1-13941	58-0687630
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

309 E. Paces Ferry Road, N.E. Atlanta, Georgia	30305-2377
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (404) 231-0011

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 (this “Form 8-K/A”) amends the Current Report on Form 8-K of Aaron’s, Inc. (the “Company”) originally filed with the Securities and Exchange Commission on April 15, 2014 (the “Original Filing”). The sole purpose of this Form 8-K/A is to refile the presentation of the Company originally filed as Exhibit 99.3, as indicated in the Exhibit Index contained in Item 9.01 below, to correct certain inadvertent errors in the presentation filed in the Original Filing.

This Form 8-K/A does not otherwise change or update the disclosure set forth in the Original Filing and does not otherwise reflect events after the Original Filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

99.3	Presentation of the Company, dated April 15, 2014, regarding the acquisition of Progressive Finance Holdings, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AARON’S, INC.

Date: April 15, 2014	By:	/s/ Gilbert L. Danielson
	Name:	Gilbert L. Danielson
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.3	Presentation of the Company, dated April 15, 2014, regarding the acquisition of Progressive Finance Holdings, LLC.

4